SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                February 14, 2007


                         Money Centers of America, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation of organization)



                              000-49723 23-2929364
          (Commission File Number) (IRS Employer Identification Number)




                       700 South Henderson Road, Suite 325
                       King of Prussia, Pennsylvania 19406
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (610) 354-8888

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.


     On February 14, 2007, Wayne DiMarco submitted his resignation from the Board of Directors of Money Centers of America, Inc. (the "Company"). On February 14, 2007, pursuant to authority in its bylaws, the remaining directors elected John Ziegler, Jr. to fill the vacancy. Since June of 2002, Mr. Ziegler has been the Principal and Executive Vice President of the M.F. Irvine Companies. From 1995 to 2002, Mr. Ziegler was the Chief Financial Officer of Wilcox & Gibbs.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         MONEY CENTERS OF AMERICA, INC.

                                   By:  /s/ Jason  P. Walsh
                                        ----------------------------------
                                        Name:   Jason P. Walsh
                                        Title:  Chief Financial Officer

Date:  February 14, 2007




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